EXHIBIT 99.1
BLUE NILE ANNOUNCES Q4 REVENUE GROWTH OF 24%
Delivers robust sales growth during 2007 holiday season
SEATTLE, JANUARY 14, 2008 – Blue Nile, Inc. (NASDAQ: NILE) today announced that revenue for its fourth quarter ended December 30, 2007 grew approximately 24% over the prior year.
“2007 was a great year for Blue Nile, and the holiday quarter was no exception,” said Mark Vadon, Chief Executive Officer. “While we have not previously released our fourth quarter sales results in advance of our earnings announcement date, we felt it was important to share this information given the industry data that has been released recently. Over the past week, a number of large jewelry retailers have reported negative same store sales results for the holiday season.
“We are extremely pleased with our fourth quarter sales results, particularly given concerns about the macro economic environment. In addition, we anticipate reporting strong profitability for the fourth quarter in our upcoming earnings announcement. We believe we are well positioned to continue to gain market share despite the difficulties that are being experienced within the jewelry industry,” added Vadon.
Blue Nile will report fourth quarter and fiscal year 2007 financial results on Tuesday, February 12, 2008. The Company will hold a conference call that day at 2:00 p.m. PT/5:00 p.m. ET. The call will be broadcast live via webcast and may be accessed at http://investor.bluenile.com. Following the completion of the call, a recorded replay of the webcast will be available for 30 days at the same Internet address.
About Blue Nile, Inc.
Blue Nile, Inc. is the leading online retailer of diamonds and fine jewelry. The Company delivers the ultimate customer experience, providing consumers with a superior way to buy engagement rings, wedding rings and fine jewelry. Blue Nile offers in-depth educational materials and unique online tools that place consumers in control of the jewelry shopping process. The Company has some of the highest quality standards in the industry and offers thousands of independently certified diamonds and fine jewelry at prices significantly below traditional retail. Blue Nile can be found online at www.bluenile.com, www.bluenile.ca and www.bluenile.co.uk.  Blue Nile’s shares are traded on the Nasdaq Stock Market LLC under the symbol NILE.
Forward-Looking Statements
Except for the historical information contained in this press release, the matters addressed are forward-looking statements. These statements include statements regarding revenue (including growth rates), profitability, market share, and other statements that are not historical facts. Words such as “expect,” “anticipate,” “believe,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on currently available competitive, financial and economic data. Forward-looking statements involve risk and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our ability to acquire products on reasonable terms, our online business model, demand for our products, our ability to attract customers in a cost effective manner, our limited operating history, the strength of our brand, competition, fraud, system interruptions, our ability to fulfill orders and other risks detailed in our filings with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q for the quarters ended April 1, 2007, July 1, 2007, and September 30, 2007 and our Annual Report on Form 10-K for the year ended December 31, 2006. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and Blue Nile undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.
Contact:
Blue Nile, Inc.
Eileen Askew, (Investors) 206.336.6745
eileena@bluenile.com
or
Liz Powell, (Media) 206.336.6755
lizpo@bluenile.com